SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 2, 2001

                                NETCENTIVES INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                        000-27253               93-1213291
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

                               475 Brannan Street
                             San Francisco, CA 94107
               (Address of principal executive offices) (Zip code)

                                 (415) 615-2000
              (Registrant's telephone number, including area code)

Item 5.  Other Events

On July 24, 2001, Netcentives Inc., a Delaware corporation ("Netcentives"), announced its financial results for the second quarter and updated certain of its previously reported financial guidance. A copy of Netcentives' press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


         99.1 Press Release dated July 24, 2001.

                                                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               NETCENTIVES INC.


Date:  July 25, 2001           /s/ ERIC LARSEN
                               --------------------------
                               Eric Larsen
                               Chairman and Chief Executive Officer
                               (Duly Authorized and Principal Executive Officer)

                                NETCENTIVES INC.

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                              DESCRIPTION




99.1                                Press Release dated July 24, 2001

Exhibit 99.1


                                             For More Information Contact:
                                             Stacey Levitz
                                             Senior Director, Investor Relations
                                             Netcentives Inc.
                                             415.615.2365
                                             stacey@netcentives.com
                                             ----------------------


                   Netcentives Reports Second Quarter Results
Revenue Up 68% Year-Over-Year, Net Loss Improves Sequentially to $0.26 Per Share

SAN FRANCISCO, July 24th, 2001 -- Netcentives Inc.(TM) (Nasdaq: NCNT), a leader in providing personalized email, rewards and recognition solutions, today announced results for the second quarter ended June 30, 2001. During the period, the Company narrowed its pro forma losses to $0.26 per share.

"During the second quarter, we achieved our revenue targets and decreased our total operating expenses by 15%. We are making good progress towards bringing our burn rate down and in line with the reality of the current economic environment, but we will not meet our cash flow breakeven projections for the fourth quarter. During the period, total cash burn declined to $15.3 million, compared to $17.4 million last quarter, and we ended the period with $10.5 million in cash and equivalents," said Eric Larsen, who became Netcentives Chairman and CEO in April. "At our current cash level, we have come to a critical point in the Company's history where continued operations are contingent on an additional cash infusion and further managing down our cost structure, which includes workforce reductions."

Netcentives reported revenues of $15.0 million during the second quarter, a 68% increase from $8.9 million reported in the second quarter of 2000. During the three-month period, the Company reported a pro forma net loss of $11.4 million, or $0.26 per share. This compares to a pro forma net loss on the same basis of $15.4 million, or $0.38 per share, reported in the second quarter of 2000. Second quarter 2001 results exclude non-cash charges of $272.9 million. These non-cash charges include a one-time $203.7 million charge to write off a majority of goodwill and other intangible assets associated primarily with the acquisition of Post Communications. The Company lost $0.31 per share during its first quarter of 2001.

Quarterly  Conference  Call
The Company will hold a live Webcast presentation at 2:00 pm Pacific Time today to review earnings results and future guidance. The Webcast can be accessed by visiting www.netcentives.com. For audio only, in the United States please dial 800-618-9728; international callers, please dial 415-908-4718, using "NCNT" as the password. For access to the call reply, which will run until July 27, please dial 800-633-8284 (Domestic) or 858-587-5842 (International) and enter the reservation number 19188002.

About  Netcentives  Inc.
San Francisco-based Netcentives Inc. is a leading provider of personalized email, rewards and recognition solutions. The company offers a broad suite of offline and online products including email communications, sales force incentives, loyalty and rewards solutions for retail and financial institutions. Netcentives continues to differentiate itself through its integrated marketing approach, which includes experienced client service teams, leading-edge technology and expert consulting.

More than  300companies  have partnered with  Netcentives to drive their revenue
and   reduce   costs.   For   more   information,    visit   www.netcentives.com
http://www.netcentives.com.


(C)2001 Netcentives Inc. All rights reserved. Netcentives is a trademark of Netcentives Inc. Other product and company names herein may be trademarks of their respective owners.

================================================================================
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, regarding Netcentives' business and financial strategy and future plans and projected results of operations and actual results and performances could differ materially from the results and performances expressed in forward looking statements. Forward-looking statements involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this press release. These risks and uncertainties include, but are not limited to, the following: our ability to raise additional financing in the current economic environment; the effect of continued weakness of general economic factors on the overall demand for our products and services which could result in decreased revenues or lower revenue growth rates and increased uncertainty as to our revenues in future periods; the uncertainty of timing of redemption of loyalty currencies which could deplete our cash reserves sooner than anticipated; intense competition for our products and services; and other important factors, including those mentioned in various Securities and Exchange Commission filings made periodically by Netcentives.. The forward-looking statements contained in this press release speak only as of the date hereof and Netcentives expressly disclaims any obligation to provide public updates, revisions or amendments to any forward-looking statements made herein to reflect changes in Netcentives' expectations or future events.
                            (Financial tables follow)
================================================================================

                                NETCENTIVES INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)
                                   (unaudited)

                                                             Three Months                        Six Months
                                                            Ended June 30,                     Ended June 30,
                                                  -------------------------------    ----------------------------------
                                                        2001             2000              2001              2000
                                                  ---------------   -------------    ----------------  ----------------
REVENUES:
  Product                                                $ 3,751        $  1,152             $ 9,848          $  1,639
  Program-related services                                 7,374           2,136              12,902             3,781
  Direct marketing services                                3,087           3,010               6,385             4,330
  Technical and marketing consulting services                812           2,647               2,967             3,833
                                                  ---------------   -------------    ----------------  ----------------
Total net revenues                                        15,024           8,945              32,102            13,583
COSTS AND EXPENSES:
  Cost of product revenues                               $ 3,202          $  963            $  8,286          $  1,371
  Program-related services, marketing and
  support costs                                            9,620           8,126              20,731            15,832
  Cost of direct marketing services                        1,878           2,196               3,826             2,380
  Cost of technical and marketing consulting
  services                                                   444           1,420               1,648             1,894
  Research and development                                 2,826           3,415               6,992             5,068
  Selling, general and administrative                      8,020           8,827              15,106            13,613
  Amortization of deferred stock compensation                621             723               1,322             1,815
  Amortization of supplier and other stock
  arrangements                                            45,344           4,743              51,518             5,820
  Amortization of intangibles                             21,764          21,983              43,002            23,507
  Impairment of goodwill                                 203,739             ---             203,739               ---
                                                  ---------------   -------------    ----------------  ----------------
     Total costs and expenses                            297,458          52,396             356,170            71,300
                                                  ---------------   -------------    ----------------  ----------------
  Loss from operations                                  (282,434)        (43,451)           (324,068)          (57,717)
  Interest income                                             96             982                 721             2,254

  Interest expense                                          (567)           (340)               (876)             (435)
  Income in equity investee                                 (303)            ---                (592)              ---
  Realized loss on marketable securities                  (1,106)            ---              (1,106)              ---
                                                  ---------------   -------------    ----------------  ----------------
        Total net other                                   (1,880)            642              (1,853)            1,819
                                                  ---------------   -------------    ----------------  ----------------

  Net loss                                            $ (284,314)      $ (42,809)         $ (325,921)        $ (55,898)
                                                  ===============   =============    ================  ================

  Net loss per share -- basic and diluted                $ (6.54)        $ (1.07)           $  (7.54)          $ (1.52)
                                                  ===============   =============    ================  ================

  Shares used in computing per share                      43,453          39,902              43,232            36,678
                                                  ===============   =============    ================  ================

  Net loss excluding non cash charges                  $ (11,437)      $ (15,360)           $(24,642)        $ (24,756)
                                                  ===============   =============    ================  ================

  Net loss per share excluding non cash charges          $ (0.26)        $ (0.38)           $  (0.57)          $ (0.67)
                                                  ===============   =============    ================  ================

                                NETCENTIVES INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                   (unaudited)

                                                         June 30,             December 31,
                                                           2001                  2000
                                                  --------------------    --------------------
ASSETS
Current assets:
  Cash and equivalents                                     $   10,464              $   31,670
  Short-term investments                                          ---                  11,604
  Accounts receivable                                           8,027                   7,228
  Prepaid incentive awards                                      1,022                     910
  Prepaid expenses and other current assets                       887                   1,707
                                                  --------------------    --------------------
     Total current assets
                                                               20,400                  53,119

  Property and equipment - net                                 33,674                  40,671
  Intangible assets - net                                      25,700                 269,724
  Marketable securities                                             7                   2,403
  Other assets                                                 10,029                  10,295
                                                  --------------------    --------------------
     Total assets                                          $   89,810             $   376,212
                                                  ====================    ====================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                         $    5,158              $    6,263
  Accrued compensation and benefits                             2,817                   6,029
  Accrued redemption costs                                      1,315                   1,931
  Other accrued liabilities                                     4,417                   5,496
  Deferred revenue-product                                     10,992                  17,661
  Deferred revenue-services                                     9,051                  14,506
  Current portion of long-term obligations                      4,659                   3,870
                                                  --------------------    --------------------
     Total current liabilitie                                  38,409                  55,756

  Long-term obligations                                         1,175                   4,255

Stockholders' Equity:
  Common stock                                                     44                      43
  Paid-in capital                                             629,199                 631,158
  Deferred stock expenses                                      (3,473)                (65,524)
  Unrealized gain on marketable securities                        ---                     147
  Receivables from sales of stock                                 (41)                    (41)
  Accumulated deficit                                        (575,503)               (249,582)
                                                  --------------------    --------------------
     Total stockholders' equity                                50,226                 316,201
                                                  --------------------    --------------------
     Total liabilities and stockholders' equity            $   89,810             $   376,212
                                                  ====================    ====================

                                NETCENTIVES INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)
                                   (unaudited)

                                                                           Six Months
                                                                         Ended June 30,
                                                         ---------------------------------------------
                                                                  2001                     2000
                                                         --------------------     --------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Cash received from customers                                    $   26,974              $    18,114
  Cash paid to suppliers and employees                               (55,911)                 (34,733)
  Cash paid for interest                                                (876)                    (423)
  Interest received                                                      721                    2,254
                                                         --------------------     --------------------
    Net cash used in operating activities                            (29,092)                 (14,788)
                                                         --------------------     --------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                                 (2,784)                 (12,521)
  Maturity (purchases) of short term investments, net                 11,457                   (2,237)
  Proceeds from sale of marketable securities                          1,295                      ---
  Cash paid in UVN acquisition, net of cash acquired                     ---                   (4,103)
  Cash acquired in MaxMiles acquisition                                  ---                       32
  Cash acquired in Post acquisition                                      ---                    6,330
  Other long-term assets                                                 ---                     (281)
                                                         --------------------     --------------------
    Net cash provided by/(used in) investing activities                9,968
                                                         --------------------     --------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Sales of common stock                                                  209                    2,304
  Repayment (issuance) of receivable related to previous
  issuances of common stock                                              ---                      463
  Borrowings on long-term debt                                           ---                      493
  Principal payments on long-term debt                                (2,291)                  (1,344)
                                                         --------------------     --------------------
    Net cash provided by/(used in) financing activities               (2,082)                   1,916
                                                          -------------------     --------------------

NET DECREASE IN CASH AND EQUIVALENTS                                 (21,206)                 (25,652)
CASH AND EQUIVALENTS, Beginning of period                             31,670                   75,290
                                                         --------------------     --------------------
CASH AND EQUIVALENTS, End of period                               $   10,464               $   49,638
                                                         ====================     ====================